UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2017

Tellurian Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5507	06-0842255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Louisiana Street, Suite 3100, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 962-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 8.01 below is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 8.01 below is incorporated herein by reference.

On February 24, 2017, the Compensation Committee of the Board of Directors of Tellurian Inc. (the “Company”) granted awards of shares of common stock of the Company under the Company’s 2016 Omnibus Incentive Compensation Plan to the following named executive officers of the Company in the following amounts in connection with bonuses for the fiscal year ended December 31, 2016:

Name	Current Position	Number of Shares of Common Stock
Meg A. Gentle	President and Chief Executive Officer	14,124
R. Keith Teague	Executive Vice President and Chief Operating Officer	3,531
Daniel A. Belhumeur	General Counsel	4,061

The number of shares of common stock issued to each of Ms. Gentle and Messrs. Teague and Belhumeur was determined by dividing $200,000, $50,000 and $57,500, respectively, by the average closing price of Tellurian common stock over the five trading days from February 16, 2017 to February 23, 2017.

A form stock award agreement (“Form Stock Award Agreement”) is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The Form Stock Award Agreement sets out the terms under which the equity awards were made to each of Ms. Gentle and Messrs. Teague and Belhumeur and does not include any vesting requirements relating to the awards. The foregoing summary is qualified in its entirety by the terms of the Form Stock Award Agreement.

Item 8.01	Other Events.

The Company is in the process of executing indemnification agreements with each member of the board of directors of the Company. The indemnification agreements generally provide that the Company will provide indemnification to, and advance expenses of, each director to the maximum extent permitted by Delaware law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Company’s indemnification agreement which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELLURIAN INC.

By:	/s/ Daniel Belhumeur
Daniel Belhumeur
General Counsel

Date: February 28, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1+	Form Stock Award Agreement

10.2+	Form of Indemnification Agreement for directors of Tellurian Inc.

+	Management contract or compensatory plan or arrangement.